UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

Northfield Bancorp, Inc.

(Exact name of registrant as specified in its charter)

United States	1-33732	42-1572539
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey		07001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (732) 499-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On November 8, 2012, Northfield Bancorp, Inc., a Delaware corporation (the “Company”), Northfield Bancorp, Inc., a federal corporation (the “Registrant”), Northfield Bancorp, MHC and Northfield Bank entered into an Agency Agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) as representative of the several Agents (as defined below), Jefferies & Company, Inc. (“Jefferies”) and Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus” and together with Sandler O’Neill and Jefferies, the “Agents”), who will assist in the marketing of the Company’s common stock during its stock offering.

For its services in the subscription and community offerings, Sandler O’Neill will receive a fee of: (i) 1.0% of the dollar amount of all shares of common stock sold by the Company in the subscription and community offerings up to the first 10% of shares sold in the stock offering; and (ii) 3.0% of the aggregate amount of common stock sold in the subscription and community offerings in excess of 10% of the shares sold in the offering. No fee will be payable to Sandler O’Neill with respect to shares purchased by officers, directors, employees or their immediate families and shares purchased by our tax-qualified and non-qualified employee benefit plans, and no sales fee will be payable with respect to shares being exchanged by stockholders of the Registrant for shares of the Company in connection with Northfield Bancorp, MHC’s mutual-to-stock conversion.

In the event a syndicated or firm commitment underwritten offering is conducted, the Company will pay fees of 5% of the aggregate amount of common stock sold in the syndicated or firm commitment underwritten offering to the Agents, who are serving as joint book-running managers, and any other broker-dealers included in the syndicated or firm commitment underwritten offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-181995) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated November 8, 2012.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

1.1	Agency Agreement dated November 8, 2012, by and among the Company, the Registrant, Northfield Bancorp, MHC and Northfield Bank and Sandler O’Neill, Jefferies and Stifel Nicolaus (certain exhibits omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: November 14, 2012	By:	/s/ Steven M. Klein
Steven M. Klein
Chief Operating Officer
and Chief Financial Officer